                           THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/2,4/      Douglas G. Ober/1/
Daniel E. Emerson/1,3/     Landon Peters/1,3/
Edward J. Kelly, III/1,4/  John J. Roberts/2,4/
Thomas H. Lenagh/3,4/      Susan C. Schwab/1,3/
W.D. MacCallan/2,4/        Robert J.M. Wilson/1,3/
W. Perry Neff/1,2/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Officers

Douglas G. Ober         Chairman and
                        Chief Executive Officer
Joseph M. Truta         President
Richard F. Koloski      Executive Vice President
Lawrence L. Hooper, Jr. Vice President, Secretary
                        and General Counsel
Maureen A. Jones        Vice President and
                        Chief Financial Officer
Christine M. Sloan      Assistant Treasurer
Geraldine H. Pare       Assistant Secretary

                                   --------
                                  Stock Data
                                   --------

Price (6/30/02)           $    12.26
Net Asset Value (6/30/02) $    13.91
Discount:                      11.9%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX
NASDAQ Mutual Fund Quotation Symbol: XADEX
Newspaper stock listings are generally under the abbreviation: AdaEx

                               ----------------
                             Distributions in 2002
                               ----------------

From Investment Income
  (paid or declared)    $0.18
From Net Realized Gains  0.06
                        -----
Total                   $0.24
                        =====

                            ----------------------
                          2002 Dividend Payment Dates
                            ----------------------

             March 1, 2002
             June 1, 2002
             September 1, 2002
             December 27, 2002*

        *Anticipated
[LOGO] Adams Express Company

[LOGO] ADAMS
EXPRESS
COMPANY (R)

                              SEMI-ANNUAL REPORT
                        -------------------------------
                                 June 30, 2002

                            LETTER TO STOCKHOLDERS

--------------------------------------------------------------------------------



We submit herewith the financial statements for the six months ended June 30, 2002. Also provided are the report of independent accountants, a schedule of investments, and summary financial information.

Net assets of the Company at June 30, 2002 were $13.91 per share on 84,186,862 shares outstanding, compared with $16.05 per share at December 31, 2001 on 85,233,262 shares outstanding. On March 1, 2002, a distribution of $0.08 per share was paid consisting of $0.03 from 2001 long-term capital gain, $0.03 from 2001 short-term capital gain, $0.01 from 2001 investment income, and $0.01 from 2002 investment income, all taxable in 2002. A 2002 investment income dividend of $0.08 per share was paid on June 1, 2002 and another $0.08 investment income dividend has been declared to shareholders of record August 16, 2002, payable September 1, 2002.

Net investment income for the six months ended June 30, 2002 amounted to $8,398,640, compared with $9,693,681 for the same period in 2001. These earnings are equal to $0.10 and $0.12 per share, respectively, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 2002 amounted to $17,358,767, the equivalent of $0.21 per share.

Mr. Richard F. Koloski, Executive Vice President of the Company since 1986, has announced his intention to retire on March 31, 2003. We will utilize the intervening nine months to make an orderly transition in the management team.

Current and potential shareholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief history of the Company, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 14 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

/s/ DOUGLAS G. OBER
Douglas G. Ober,
Chairman and
Chief Executive Officer

/s/ JOSEPH M. TRUTA
Joseph M. Truta,
President

July 19, 2002

                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 June 30, 2002



Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $782,684,172)                                                   $995,406,799
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $26,585,260)                                                      43,576,327
  Short-term investments (cost $127,195,530)                               127,122,030 $1,166,105,156
---------------------------------------------------------------------------------------
Cash                                                                                           67,074
Securities lending collateral                                                              96,528,169
Receivables:
  Investment securities sold                                                                3,060,358
  Dividends and interest                                                                      947,679
Prepaid expenses and other assets                                                           7,097,859
-----------------------------------------------------------------------------------------------------
    Total Assets                                                                        1,273,806,295
-----------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                             1,211,114
Open written option contracts at value (proceeds $1,151,137)                                1,393,730
Obligations to return securities lending collateral                                        96,528,169
Accrued expenses                                                                            3,866,341
-----------------------------------------------------------------------------------------------------
    Total Liabilities                                                                     102,999,354
-----------------------------------------------------------------------------------------------------
    Net Assets                                                                         $1,170,806,941
-----------------------------------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares;
  issued and outstanding 84,186,862 shares                                             $   84,186,862
Additional capital surplus                                                                835,698,012
Undistributed net investment income                                                         3,710,921
Undistributed net realized gain on investments                                             17,813,545
Unrealized appreciation on investments                                                    229,397,601
-----------------------------------------------------------------------------------------------------
    Net Assets Applicable to Common Stock                                              $1,170,806,941
-----------------------------------------------------------------------------------------------------
    Net Asset Value Per Share of Common Stock                                                  $13.91
-----------------------------------------------------------------------------------------------------

*See Schedule of Investments on pages 8 through 10.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                        Six Months Ended June 30, 2002


Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                                            $   9,057,364
      From non-controlled affiliate                                                              344,477
    Interest and other income                                                                  1,133,063
---------------------------------------------------------------------------------------------------------
      Total income                                                                            10,534,904
---------------------------------------------------------------------------------------------------------
  Expenses:
    Investment research                                                                          716,205
    Administration and operations                                                                460,635
    Directors' fees                                                                              107,750
    Reports and stockholder communications                                                       202,218
    Transfer agent, registrar and custodian expenses                                             182,834
    Auditing and accounting services                                                              47,079
    Legal services                                                                                49,156
    Occupancy and other office expenses                                                          187,236
    Travel, telephone and postage                                                                 78,628
    Other                                                                                        104,523
---------------------------------------------------------------------------------------------------------
      Total expenses                                                                           2,136,264
---------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                    8,398,640
---------------------------------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                                                  17,205,666
  Net realized gain distributed by regulated investment company (non-controlled affiliate)       153,101
  Change in unrealized appreciation on investments                                          (195,595,958)
---------------------------------------------------------------------------------------------------------
      Net Loss on Investments                                                               (178,237,191)
---------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                             $(169,838,551)
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------




                                                                           Six Months Ended    Year Ended
                                                                            June 30, 2002   December 31, 2001
                                                                           ---------------- -----------------
From Operations:
  Net investment income                                                     $    8,398,640   $   21,091,920
  Net realized gain on investments                                              17,358,767      113,686,714
  Change in unrealized appreciation on investments                            (195,595,958)    (622,475,783)
-------------------------------------------------------------------------------------------------------------
    Change in net assets resulting from operations                            (169,838,551)    (487,697,149)
-------------------------------------------------------------------------------------------------------------
Dividends to Stockholders from:
  Net investment income                                                         (8,475,839)     (21,153,837)
  Net realized gain from investment transactions                                (5,110,262)    (111,923,436)
-------------------------------------------------------------------------------------------------------------
    Decrease in net assets from distributions                                  (13,586,101)    (133,077,273)
-------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
  Value of shares issued in payment of exercised options and distributions          --           68,287,544
  Cost of shares purchased (Note 4)                                            (14,134,723)     (30,709,784)
-------------------------------------------------------------------------------------------------------------
    Change in net assets from capital share transactions                       (14,134,723)      37,577,760
-------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                   (197,559,375)    (583,196,662)
Net Assets:
  Beginning of period                                                        1,368,366,316    1,951,562,978
-------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment
    income of $3,710,921 and $3,788,120, respectively)                      $1,170,806,941   $1,368,366,316
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 2002 was $937,147,941 and net unrealized appreciation aggregated $229,884,852, of which the related gross unrealized appreciation and depreciation were $404,077,856 and $174,193,004, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2002 were $108,006,620 and $165,281,582, respectively. Options may be written or purchased by the Company. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium originally paid. Option transactions comprised an insignificant portion of operations during the period ended June 30, 2002. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

On December 27, 2001, the Company issued 4,755,400 shares of its Common Stock at a price of $14.36 per share (the average market price on December 10, 2001) to stockholders of record November 19, 2001 who elected to take stock in payment of the distribution from 2001 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2002 and 2001 were as follows:

                                 Shares                    Amount
                        -----------------------  --------------------------
                        Six months                Six months
                          ended      Year ended     ended       Year ended
                         June 30,   December 31,   June 30,    December 31,
                           2002         2001         2002          2001
                        ----------  ------------ ------------  ------------
    Shares issued in
     payment of
     dividends              --        4,755,400  $         --  $ 68,287,544
    ------------------------------------------------------------------------
       Total increase       --        4,755,400       --       $ 68,287,544
    ------------------------------------------------------------------------
    Shares purchased
     (at a weighted
     average discount
     from net asset
     value of 10.5%
     and 10.0%,
     respectively)      (1,046,400)  (1,814,400)  (14,134,723)  (30,709,784)
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------
       Total decrease   (1,046,400)  (1,814,400) $(14,134,723) $(30,709,784)
    ------------------------------------------------------------------------
    Net change          (1,046,400)   2,941,000  $(14,134,723) $ 37,577,760
    ------------------------------------------------------------------------

On June 30, 2002, the Company held a total of 1,046,400 shares of its Common Stock at a cost of $14,134,723. There were no shares of its Common Stock held at December 31, 2001.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the Common Stock at the date of surrender.

--------------------------------------------------------------------------------


Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2002, 345,567 options were outstanding, with a weighted average exercise price of $8.7445 per share. During the six months ended June 30, 2002, the Company granted options including stock appreciation rights for 68,073 shares of common stock with a weighted average exercise price of $14.2482. Stock appreciation rights relating to 36,441 stock option shares were exercised at a weighted average market price of $13.9803 per share and the stock options relating to those rights, which had a weighted average exercise price of $3.7077 per share, were cancelled. Stock options and stock appreciation rights relating to 58,233 shares, and having a weighted average exercise price of $10.8055, were cancelled. At June 30, 2002, there were outstanding exercisable options to purchase 116,198 common shares at $2.6042-19.5500 per share (weighted average price of $7.7721), and unexercisable options to purchase 202,768 common shares at $2.6042-19.5500 per share (weighted average price of $11.3503). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 3.6026 years and 6.4604 years, respectively. Total compensation expense recognized for the six months ended June 30, 2002 related to the stock options and stock appreciation rights plan was $(404,767). At June 30, 2002, there were 1,256,531 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 5 years of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets, consisting of investments in individual stocks, bonds and mutual funds were $10,875,296. In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.25%, the expected rate of annual salary increases was 7.0%, and the long-term expected rate of return on plan assets was 8.0%. The projected benefit obligation as of June 30, 2002 was $5,900,753. Prepaid pension cost included in other assets at June 30, 2002 was $6,235,429.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at June 30, 2002 for employees and former employees of the Company was $2,966,800. Aggregate remuneration paid or accrued during the six months ended June 30, 2002 to officers and directors amounted to $820,633, which includes a credit of $404,767 for stock options and stock appreciation rights.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At June 30, 2002, the Company had securities on loan of $92,065,139 and held collateral of $96,528,169.

                               -----------------

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities and Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                          ------------------------
                                             Six Months Ended
                                          ----------------------
                                                                                  Year Ended December 31
                                           June 30,    June 30,   ------------------------------------------------------
                                             2002        2001        2001       2000       1999       1998       1997
                                          ----------  ----------  ---------- ---------- ---------- ---------- ----------
 Per Share Operating Performance*

 Net asset value, beginning of period         $16.05      $23.72      $23.72     $26.85     $21.69     $19.01     $15.80
------------------------------------------------------------------------------------------------------------------------

 Net investment income                          0.10        0.12        0.26       0.26       0.25       0.30       0.29

 Net realized gains and change in
   unrealized appreciation and other
   changes                                    (2.10)      (3.91)      (6.32)     (1.63)       6.54       3.78       4.22
------------------------------------------------------------------------------------------------------------------------

 Total from investment operations             (2.00)      (3.79)      (6.06)     (1.37)       6.79       4.08       4.51
------------------------------------------------------------------------------------------------------------------------

 Capital share repurchases                      0.02        0.02        0.04       0.09         --         --         --
------------------------------------------------------------------------------------------------------------------------

 Less distributions

 Dividends from net investment income         (0.10)      (0.12)      (0.26)     (0.22)     (0.26)     (0.30)     (0.29)

 Distributions from net realized gains        (0.06)      (0.04)      (1.39)     (1.63)     (1.37)     (1.10)     (1.01)
------------------------------------------------------------------------------------------------------------------------

 Total distributions                          (0.16)      (0.16)      (1.65)     (1.85)     (1.63)     (1.40)     (1.30)
------------------------------------------------------------------------------------------------------------------------

 Net asset value, end of period               $13.91      $19.79      $16.05     $23.72     $26.85     $21.69     $19.01
------------------------------------------------------------------------------------------------------------------------

 Per share market price, end of period        $12.26      $17.87      $14.22     $21.00     $22.38     $17.75     $16.13

 Total Investment Return

 Based on market price                       (12.8)%     (14.2)%     (24.7)%       1.7%      36.1%      19.3%      33.1%

 Based on net asset value                    (12.3)%     (15.9)%     (24.7)%     (4.3)%      33.6%      23.7%      30.7%

 Ratios/Supplemental Data

 Net assets, end of period (in 000's)     $1,170,807  $1,615,334  $1,368,366 $1,951,563 $2,170,802 $1,688,080 $1,424,170

 Ratio of expenses to average net assets       0.33%+      0.24%+      0.19%      0.24%      0.32%      0.22%      0.39%

 Ratio of net investment income to
   average net assets                          1.30%+      1.10%+      1.33%      0.97%      1.06%      1.48%      1.61%

 Portfolio turnover                           18.16%+     23.09%+     19.15%     12.74%     15.94%     22.65%     17.36%

 Number of shares outstanding at
   end of period (in 000's)*                  84,187      81,622      85,233     82,292     80,842     77,815     74,924
                                          ------------------------

--------
* Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
+ Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

                                 June 30, 2002


                                                  Prin. Amt.
                                                  or Shares   Value (A)
       -                                          ---------- ------------
       Stocks and Convertible Securities -- 88.7%
         Consumer -- 12.9%
          BJ's Wholesale Club, Inc. (B)             425,000  $ 16,362,500
          Brinker International Inc. (B)            500,000    15,875,000
          Coca-Cola Co. (B)                         185,000    10,360,000
          Dean Foods Co. (B)                        477,400    17,807,020
          Hershey Foods Corp.                       255,000    15,937,500
          PepsiCo, Inc.                             400,000    19,280,000
          Procter & Gamble Co.                      170,000    15,181,000
          Safeway, Inc.                             400,000    11,676,000
          Target Corp.                              435,000    16,573,500
          Tiffany & Co.                             330,000    11,616,000

                                                             ------------
                                                              150,668,520

                                                             ------------
         Energy -- 6.0%
          BP plc ADR                                270,000    13,632,301
          Exxon Mobil Corp.                         316,836    12,964,929
          Petroleum & Resources
           Corporation (C)                        1,913,761    43,576,327

                                                             ------------
                                                               70,173,557

                                                             ------------
         Financial -- 19.1%
          Banking -- 12.2%
          BankNorth Group, Inc.                     474,000    12,333,480
          Citigroup Inc.                            285,000    11,043,755
          Federal Home Loan Mortgage
           Corp.                                    150,000     9,180,000
          Greenpoint Financial Corp. (B)            300,000    14,730,000
          Investors Financial Services
           Corp.                                    600,000    20,124,000
          Mellon Financial Corp.                    420,000    13,200,600
          Provident Bankshares Corp.                335,021     7,936,659
          Wachovia Corp.                            380,000    14,508,400
          Wells Fargo & Co.                         550,000    27,533,000
          Wilmington Trust Corp.                    420,000    12,810,000

                                                             ------------
                                                              143,399,894

                                                             ------------
          Insurance -- 6.9%
          AMBAC Financial Group,
           Inc. (B)                                 440,000    29,568,000
          American International Group,
           Inc.                                     759,375    51,812,157

                                                             ------------
                                                               81,380,157

                                                             ------------

                                               Prin. Amt.
                                               or Shares   Value (A)
          -                                    ---------- ------------

            Health Care -- 14.1%
             Abbott Laboratories                 350,000  $ 13,177,500
             Affymetrix Inc. (D)                 210,000     5,037,900
             Applera Corp. - Applied
              Biosystems Group                   210,000     4,092,900
             Bristol-Myers Squibb Co.            320,000     8,224,000
             Caliper Technologies (B)(D)         225,000     1,878,750
             Enzon, Inc. (B)(D)                  100,000     2,461,000
             Genentech, Inc. (D)                 300,000    10,050,000
             GlaxoSmithKline plc ADR (B)         250,360    10,800,530
             HCA Inc.                            400,000    19,000,000
             Johnson & Johnson                   360,000    18,813,600
             Lilly (Eli) & Co.                   190,000    10,716,000
             Merck & Co., Inc.                   250,000    12,660,000
             Pfizer Inc.                         415,000    14,525,000
             Pharmacia Corp.                     368,900    13,815,305
             Vertex Pharmaceuticals Inc. (D)     248,016     4,037,700
             Wyeth Co.                           300,000    15,360,000

                                                          ------------
                                                           164,650,185

                                                          ------------
            Industrials -- 12.6%
             3M Co.                              207,900    25,571,700
             Black & Decker Corp. (B)            300,000    14,460,000
             Canadian National Railway Co.
              5.25% Conv. Pfd. QUIDS
              due 2029                           170,000    11,585,500
             Corning Inc. (B)                  1,170,000     4,153,500
             General Electric Co.              1,300,000    37,765,000
             ITT Industries                      100,000     7,060,000
             United Parcel Service, Inc. (B)     315,000    19,451,250
             United Technologies Corp.           400,000    27,160,000

                                                          ------------
                                                           147,206,950

                                                          ------------

--------------------------------------------------------------------------------

                                 June 30, 2002



                                               Prin. Amt
                                               or Shares  Value (A)
                                               --------- -----------
              Information Technology -- 9.4%
               Communication Equipment -- 2.0%
               Ericsson (L.M.) Telephone Co.
                ADR (B)                        2,000,000 $ 2,880,000
               Lucent Technologies Inc. (B)      400,000     664,000
               Nokia Corp. ADR                 1,380,000  19,982,400

                                                         -----------
                                                          23,526,400

                                                         -----------
               Computer Related -- 5.3%
               BEA Systems Inc. (D)              400,000   3,764,000
               BMC Software Inc. (B)(D)          310,000   5,146,000
               Cisco Systems, Inc. (D)         1,755,000  24,482,250
               DiamondCluster International
                Inc. (D)                         497,500   2,975,050
               Oracle Corp. (D)                  880,000   8,333,600
               Sapient Corp. (D)               1,150,000   1,219,000
               Siebel Systems Inc. (D)           340,000   4,834,800
               Sun Microsystems Inc. (D)         515,000   2,580,150
               Symantec Corp. 3.00% Conv.
                Sub. Notes due 2006              500,000     606,250
               Symantec Corp. (B)(D)             250,000   8,212,500

                                                         -----------
                                                          62,153,600

                                                         -----------
               Electronics -- 2.1%
               Intel Corp.                       690,000  12,606,300
               Solectron Corp. (B)(D)          2,000,000  12,300,000

                                                         -----------
                                                          24,906,300

                                                         -----------
              Materials -- 1.3%
               Albemarle Corp.                    30,000     922,500
               Rohm & Haas Co.                   360,000  14,576,400

                                                         -----------
                                                          15,498,900

                                                         -----------

                                           Prin. Amt.
                                           or Shares     Value (A)
                                           ----------- --------------
             Telecom Services -- 4.1%
              Cellular and Wireless -- 1.1%
              Nextel Communications Inc.
               5.25% Conv. Notes
               due 2010 (E)                $10,000,000 $    4,225,000
              Nextel Communications
               Inc. (B)(D)                     600,000      1,926,000
              Vodafone Group plc
               ADS (B)                         492,614      6,724,174

                                                       --------------
                                                           12,875,174

                                                       --------------
              Telephone -- 3.0%
              BellSouth Corp.                  440,000     13,860,000
              SBC Communications Inc.          700,000     21,350,000

                                                       --------------
                                                           35,210,000

                                                       --------------
             Utilities -- 9.2%
              Black Hills Corp. (B)            420,800     14,563,889
              CINergy Corp.                    440,000     15,835,600
              Duke Energy Corp. 8.25%
               Conv. Pfd. due 2004 (B)         400,000      9,000,000
              Duke Energy Corp.                355,000     11,040,500
              Keyspan Corp. (B)                400,000     15,060,000
              Northwestern Corp. (B)           500,000      8,475,000
              Philadelphia Suburban
               Corp.                           855,000     17,271,000
              TECO Energy, Inc. (B)            650,000     16,087,500

                                                       --------------
                                                          107,333,489

                                                       --------------
           Total Stocks and Convertible Securities
             (Cost $809,269,432) (F)                    1,038,983,126

                                                       --------------

--------------------------------------------------------------------------------

                                 June 30, 2002



                                               Prin. Amt.   Value (A)
                                               ----------- -----------
          Short-Term Investments -- 10.9%
             U.S. Government Obligations -- 1.7%
               U.S. Treasury Bills,
                1.68%, due 8/22/02             $20,000,000 $19,951,466
                                                           -----------
             Certificates of Deposit -- 1.3%
               Mercantile-Safe Deposit &
                Trust Co., 1.80 - 2.03%,
                due 7/16/02 - 8/22/02           15,000,000  15,000,000
                                                           -----------
             Commercial Paper -- 7.9%
               ChevronTexaco Inc.,
                1.74 - 1.76%, due
                7/11/02 - 8/16/02               15,000,000  14,984,095
               Coca-Cola Co. 1.73%,
                due 7/25/02 - 8/6/02            14,200,000  14,177,856
               GMAC New Center Asset
                Trust, 1.81%, due 7/9/02        14,065,000  14,259,343
               General Electric Capital
                Corp., 1.74 - 1.78%,
                due 7/23/02 - 7/31/02           15,000,000  14,979,725
               IBM Corp., 1.73 - 1.74%,
                due 8/5/02 - 9/5/02              9,625,000   9,602,779
               Pfizer Inc., 1.70%,
                due 8/1/02                       4,025,000   4,019,108

                                            Prin. Amt.     Value (A)
                                            -----------  --------------

             Procter & Gamble Co.,
              1.70%, due 7/31/02            $ 2,125,000  $    2,121,990
             Unilever Capital Corp.,
              1.70%, due 8/20/02              2,000,000       1,995,278
             Verizon Network Funding,
              1.74%, due 7/17/02              5,760,000       5,755,546
             Wells Fargo Financial, Inc.,
              1.75%, due 8/20/02             10,350,000      10,324,844
                                                         --------------
                                                             92,020,564

                                                         --------------
             Purchased Options -- 0.0%
             Cisco Systems, Inc. Put,
              October 2002,
              Strike Price $10                   30,000         150,000
                                                         --------------
          Total Short-Term Investments
           (Cost $127,195,530)                              127,122,030
                                                         --------------
          Total Investments -- 99.6%
           (Cost $936,464,962)                            1,166,105,156
            Cash, receivables and other
              assets, less
             liabilities - 0.4%                               4,701,785
                                                         --------------
          Net Assets -- 100.0%                           $1,170,806,941
                                                         ==============

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except restricted securities.
(B) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(C) Non-controlled affiliate, a closed-end sector fund.
(D) Presently non-dividend paying.
(E) Restricted security (Nextel Communications Inc. 5.25% Conv. Notes due 2010, acquired 1/21/00, cost $10,000,000).
(F) The aggregate market value of stocks held in escrow at June 30, 2002 covering open call option contracts written was $25,481,380. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $16,906,250.


                               -----------------



 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 10, 2002

                       CHANGES IN PORTFOLIO SECURITIES*

--------------------------------------------------------------------------------

                  During the Three Months Ended June 30, 2002



                                                      Shares
                                      --------------------------------------
                                                                   Held
                                       Additions    Reductions June 30, 2002
                                      ---------     ---------- -------------
   Albemarle Corp....................   30,000                     30,000
   Bristol-Myers Squibb Co...........   20,000                    320,000
   Coca-Cola Co......................   15,000                    185,000
   Dean Foods Co.....................  238,700                    477,400
   HCA Inc...........................   10,000                    400,000
   Investors Financial Services Corp.  300,000/(1)/               600,000
   Philadelphia Suburban Corp........  690,000                    855,000
   Rohm & Haas Co....................  100,000                    360,000
   Siebel Systems, Inc...............   85,000                    340,000
   Wilmington Trust Corp.............  210,000/(1)/               420,000
   Agere Systems, Inc. Class A.......    4,311/(2)/    4,311        --
   Agere Systems, Inc. Class B.......  105,825/(3)/  105,825        --
   AMBAC Financial Group, Inc........                129,400      440,000
   Black Hills Corp..................                 29,200      420,800
   Canadian National Railway Corp....                 85,000        --
   Elan Corp.........................                200,000        --
   Engelhard Corp....................                175,000        --
   Federal Home Loan Mortgage Corp...                195,000      150,000
   Greenpoint Financial Corp.........                135,000      300,000
   Human Genome Sciences, Inc........                200,000        --
   ITT Industries....................                100,000      100,000
   3M Co.............................                  7,100      207,900
   Motorola Inc......................                495,622        --
   Nextel Communications Inc.........                440,000      600,000
   J.M. Smucker Co...................    3,400/(4)/    3,400        --

--------
* In our previous quarterly reports, this unaudited schedule disclosed only "principal changes" in portfolio securities. We have changed this schedule to reflect all purchases and sales of portfolio securities during the quarter.
(1) By stock split.
(2) Received .011 share of Agere Class A common stock for each share of Lucent Technologies Inc. held.
(3) Received .265 share of Agere Class B common stock for each share of Lucent Technologies Inc. held.
(4) Received .02 share of J.M. Smucker Co. common stock for each share of Procter & Gamble Co. held.

                        HISTORICAL FINANCIAL STATISTICS

--------------------------------------------------------------------------------



                                                      Dividends    Distributions
                                             Net         from          from
                                            Asset   Net Investment Net Realized
                 Value of       Shares    Value per     Income         Gains
December 31     Net Assets   Outstanding*  Share*     per Share*    per Share*
-----------     ----------   ------------ --------- -------------- -------------
1992......... $  696,924,779  51,039,938   $13.65        $.31          $ .77
1993.........    840,610,252  63,746,498    13.19         .30            .79
1994.........    798,297,600  66,584,985    11.99         .33            .73
1995.........    986,230,914  69,248,276    14.24         .35            .76
1996.........  1,138,760,396  72,054,792    15.80         .35            .80
1997.........  1,424,170,425  74,923,859    19.01         .29           1.01
1998.........  1,688,080,336  77,814,977    21.69         .30           1.10
1999.........  2,170,801,875  80,842,241    26.85         .26           1.37
2000.........  1,951,562,978  82,292,262    23.72         .22           1.63
2001.........  1,368,366,316  85,233,262    16.05         .26           1.39
June 30, 2002  1,170,806,941  84,186,862    13.91         .18+           .06

--------
* Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
+ Paid or declared.
                               -----------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange
                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (877) 260-8188
                     E-mail: Shareowner-svcs@bankofny.com

                     SHAREHOLDER INFORMATION AND SERVICES

--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECT/SM/*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

                 Initial Enrollment                           $7.50
                 A one-time fee for new accounts who are not currently
                 registered holders.

                 Optional Cash Investments
                   Service Fee                 $2.50 per investment
                   Brokerage Commission             $0.05 per share

                 Reinvestment of Dividends**
                   Service Fee               10% of amount invested
                             (maximum of $2.50 per investment)
                   Brokerage Commission             $0.05 per share
                 Sale of Shares
                   Service Fee                               $10.00
                   Brokerage Commission             $0.05 per share

                Deposit of Certificates for safekeeping    Included

                Book to Book Transfers                     Included
                To transfer shares to another participant or to a new
                participant

                Fees are subject to change at any time.

              Minimum and Maximum Cash Investments
              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer (monthly
               minimum)                                    $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                               -----------------

             The Company                The Transfer Agent
             The Adams Express Company  The Bank of New York
             Lawrence L. Hooper, Jr.,   Shareholder Relations
             Vice President, Secretary   Dept.-8W
              and General Counsel       P.O. Box 11258
             Seven St. Paul             Church Street Station
              Street, Suite 1140        New York, NY 10286
             Baltimore, MD 21202        (877) 260-8188
             (800) 638-2479             Website:
             Website:                   http://stock.bankofny.com
             www.adamsexpress.com       E-mail:
             E-mail:                    Shareowner-svcs@
             contact@adamsexpress.com   bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There would be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

14